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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)      JULY 21, 1997
                                                --------------------------------

                        PAINEWEBBER R&D PARTNERS II, L.P.
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               (Exact Name of Registrant as Specified in Charter)



         Delaware                    33-14582                  13-3437420
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      (State or Other               (Commission              (IRS Employer
Jurisdiction of Incorporation)      File Number)           Identification No.)


1285 Avenue of the Americas, New York, New York                10019
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code      (212) 713-2000
                                                   -----------------------------


                                (Not Applicable)
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5


                    PAINEWEBBER R&D PARTNERS II, L.P.

            On July 21, 1997, PaineWebber Technologies II, L.P., the general partner of the Registrant, removed the previously imposed restriction on transfers of the Registrant's limited partnership units.






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                               SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PAINEWEBBER R&D PARTNERS II, L.P.
                                       (Registrant)

                                  By:  PaineWebber Technologies II, L.P.
                                       (General Partner)

                                  By:  PWDC Holding Company
                                       (General Partner of the General Partner)


                                  By:   /s/ Richard McCormick
                                        -------------------------------------
                                                Vice President



Date:      JULY 24, 1997